Exhibit 32 (1)

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Lila K. Pfleger, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of American Life Holding Company, Inc. on Form 10-KSB for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of American Life Holding Company, Inc.

April 15, 2004

                         By:/s/ Lila K. Pfleger
                         Name: Lila K. Pfleger
                              ----------------------------------
                         Title: President, and principal
                                executive and financial officer